SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): March 25, 2005

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                            LOGISTICAL SUPPORT, INC.

               (Exact name of Registrant as Specified in Charter)

               (formerly known as Bikini Team International, Inc.)


              Utah                       000-50222             41-2029935
--------------------------------------------------------------------------------
 (State or Other Jurisdiction of   (Commission File No.)      (IRS Employee
  Incorporation or Organization)                           Identification No.)


                              19734 Dearborn Street
                          Chatsworth, California 91311
                    (Address of Principal Executive Offices)


                                  818-885-0300
                  (Issuer Telephone Number Including Area Code)

          This Form 8-K and other reports filed by Logistical Support, Inc. (the "Registrant" or the "Company") from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative if these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

                                TABLE OF CONTENTS

            Item 8.01 OTHER EVENTS

            Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS



Item 8.01 Other Events

          On March 14, 2005, Bell Helicopter Textron, Inc. ("Bell") filed a complaint against Registrant's wholly owned subsidiaries, Logistical Support, LLC ("LS") and Hill Aerospace & Defense, LLC ("Hill") and Hill Industries, Inc. in the United States District Court for the Central District of California that was assigned case number CV05- 1835 (the "Complaint.") Hill Industries, Inc. ("Hill Inc.") is an entity wholly owned and independently operated by Mr. Harry Lebovitz, a member of Registrant's Board of Directors and a significant shareholder of the Registrant. The Registrant, LS and Hill, and their respective officers and directors (other than Mr. Lebovitz) exercise no control over Hill Inc.

         The Complaint alleges that LS, Hill and Hill Inc. (the "Defendants") sold certain parts bearing Bell part numbers without the consent of Bell, constituting an infringement of Bell's proprietary rights in such parts and part numbers. Bell further alleges in the Complaint that the Defendants represented to buyers of the parts, that such parts are genuine Bell parts, when in fact they were not. The Complaint also alleges that LS, Hill and Hill Inc. are "alter egos" of each other that do not operate as separate entities. The Complaint does not specify monetary damages; the Registrant believes that monetary damages if any will not be material to LS and/or Hill.

         The Registrant intends to vigorously defend this action on behalf of LS and Hill. The Registrant, however, cannot control the outcome. The Registrant cannot determine what losses may result from this, if any. The Registrant's responsive pleading in the litigation is due by April 14, 2005.

Item 9.01 Financial Statements and Exhibits

         (a) Financial Statements of Businesses Acquired.

             Not applicable.

         (b) Pro Forma Financial Information

             Not applicable.

         (c) Exhibits.

             None.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Logistical Support, Inc.

                                 By: /s/ Bruce Littell
                                     -----------------------
                                     Bruce Littell
                                     Chief Executive Officer


Dated: March 25, 2005